UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K
_______________________________

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     March 31, 2006
Date of report (Date of earliest event reported)

EZ2 COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29449	88-0428896
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 SE First Avenue, Suite 620, Miami, Florida 33131

(Address of principal executive offices) (Zip Code)

(305) 416-4416
(Registrant's Telephone Number, Including Area Code)

______________________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On March 31, 2006, Otto L. Bethlen resigned as the Registrant’s President and Chief Executive Officer. Mr. Bethlen will be succeeded in those capacities by Jeffrey Berkowitz, but will continue to serve as the Registrant’s Chairman and Chief Financial Officer. Mr. Berkowitz’ appointment will commence effective April 1, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 31, 2006

EZ2 COMPANIES, INC. By: /s/ Otto Bethlen Name: Otto Bethlen Title: President, CEO